UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 25, 2005

Alico, Inc.

                            Florida                0-261                 59-0906081
                            (State of other jurisdiction     (Commission             (IRS Employer
                            of incorporation)           File Number)             Identification No.)

                            P.O. Box 338, La Belle, FL                         33975
                            (Address of principal executive offices)                   (Zip Code)

                            Registrant's telephone number, including area code: (863) 675-2966

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Item 8.01. Other events.

Incorporated by reference is a press release issued by the Registrant on April 25, 2005, attached as Exhibit 99.1, Alico announcing the addition of a Director to its Board and setting the date for its Annual Meeting.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit 99.1 - Press release announcing the addition of a Director to its Board and setting the date for its Annual Meeting, dated April 25, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALICO, INC.

Date: April 25, 2005

By: /s/ John R. Alexander
          John R. Alexander
         Chief Executive Officer

Exhibit 99.1

NEWS RELEASE

Alico Announces the Addition of a one more Director to its Board,

Annual Meeting of Shareholders to Be Held on June 10, 2005

LaBelle, Fla., April 25, 2005—Alico, Inc., (NASDAQ:ALCO) one of the South’s best known agribusiness companies operating in Central and Southwest Florida, and with approximately 141,000 acres in real estate holdings, announced today that it has appointed Evelyn D’An to its Board of Directors. Evelyn D’An, age 43, is the President of D’An Financial Services, Inc., a financial services firm that provides the insight and expertise of highly qualified accounting, finance, information technology, and strategic tax professionals to both public and non public clients. Her company provides, among other services, 404-project management certification consulting as well as GAAP technical assistance to various public clients. Prior to founding D’An Financial Services, Inc. in 2004, she was an audit and advisory partner at Ernst & Young where, among other accomplishments;, she established and led the Ernst & Young South Florida Public Sector Practice Practicefor Ernst & Young, CPA’s. She holds a B.S. degree from the New York State University at Albany and a Masters degree from Florida International University.

Chairman John R. Alexander stated, "Over the past several weeks we have had the opportunity to meet several strong and very qualified candidates to serve on our Board of Ddirectors forof Alico. Evelyn represents the energy, ambition and focus that Alico deserves as we continue to execute our company’s business plan."

The Company has also announced that its Annual Meeting of Shareholders will be held on June 10, 2005. Stockholders of record as of April 29, 2005 will be able to vote at the meeting. The Company intends to circulate a definitive proxy statement to shareholders on or about May 10, 2005.

About Alico

Alico, Inc., an agribusiness company operating in Central and Southwest Florida, owns approximately 141,000 acres of land located in Collier, Hendry, Lee and Polk Counties. The company is involved in various operations and activities including citrus fruit production, cattle ranching, sugarcane, sod production, and forestry. The Company also leases land for farming, cattle grazing, recreation and oil exploration, and is increasingly involved in exploring real estate development in and beyond its holdings.

Statements in this press release that are not statements of historical or current fact constitute ``forward-looking statements'' within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other unknown factors that could cause the actual results of the Company to be materially different from the historical results or from any future results expressed or implied by such forward-looking statements. The forward-looking statements contained herein are also subject generally to other risks and uncertainties that are described from time to time in the Company's reports and registration statements filed with the Securities and Exchange Commission.